ICAP FUNDS, INC.

Supplement dated September 11, 2008 ("Supplement")
to the Statement of Additional Information dated April 29, 2008 ("SAI")

This Supplement updates certain information contained in the above-dated SAI for ICAP Funds, Inc. (the “Funds”). You may obtain copies of the Funds’ Prospectus and SAI free of charge, upon request, by calling toll-free 800- MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

Add the following paragraph after the last paragraph under the section of the SAI entitled “Foreign Currency Hedging Transactions”:

The ICAP Global Fund and ICAP International Fund maintain liquid assets to cover “senior securities transactions” which may include, but are not limited to, these Funds’ foreign currency transactions. The value of these Funds’ “senior securities” holdings are marked-to-market daily to ensure proper coverage for these transactions. With respect to futures contracts and forwards contracts that are contractually required to cash-settle, the ICAP Global Fund and ICAP International Fund are permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes. The portion of each Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so each Fund’s asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE